EXHIBIT 10.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

MOBILE SATELLITE VENTURES LP

THIS AMENDMENT NO. 1 (this “Amendment”) to the Amended and Restated Limited Partnership Agreement, dated as of November 12, 2004 of Mobile Satellite Ventures LP (“MSV”), as amended from time to time (the “Agreement”) is hereby adopted by the limited partners of MSV this 25th day of September 2006.

WHEREAS, the Agreement provides that it may be amended by the written agreement of the holders of a majority of the Percentage Interests held by the Limited Partners entitled to vote on any matter (as such terms are defined in the Agreement);

WHEREAS, the Limited Partners executing this Amendment, who together hold a majority of the Percentage Interests, wish to amend the Agreement as set forth herein, which amendment shall be effective as to all Limited Partners from and after the date hereof; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Agreement.

A. NOW THEREFORE, the parties hereto hereby agree as follows:

1. Amendment of Section 1.1. Clause 1.1 of the Agreement is hereby amended to add the following:

“MSV Exchange Agreement” means the Exchange Agreement, dated as of May 6, 2006, by and among SkyTerra Communications, Motient Ventures Holding Inc. and Motient Corporation. “

2. Amendment of Section 6.2(a). Clause 6.2(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a) Notwithstanding the grant of authority to the General Partner under Section 6.1 hereof, without the prior written consent of Motient Corporation (“Motient”) this Agreement shall not be amended in any manner that would impair Motient’s ability to exchange its Retained MSV Interests for Additional SkyTerra Shares at Subsequent Closings in accordance with the terms of the MSV Exchange Agreement (as such terms are defined in the MSV Exchange Agreement).”

3. Amendment of Section 10.1(a). Clause 10.1(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a) At all times during the continuance of the Partnership, the General Partner shall maintain separate books of account for the Partnership that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Partnership business, in accordance with generally accepted accounting principles consistently applied to the extent not inconsistent with this Agreement. Such books of account, together with a copy of this Agreement and of the Certificate of Limited Partnership, shall at all times be maintained at the principal place of business of the Partnership (or at the place of business of the Person to whom the duty to maintain these books has been delegated in accordance herewith and identified in writing to the Limited Partners) and shall be open to inspection and examination at reasonable times by each Limited Partner and its duly authorized representative for any purpose reasonably related to such Limited Partner’s interest as a Limited Partner of the Partnership; provided, that Motient Ventures Holdings Inc. (“MVH”) shall waive any rights arising under this Section 10.1(a) so long as the Partnership and/or its auditors, as applicable, have provided reasonable cooperation with MVH in answering such questions from Sub as may be reasonably necessary to facilitate the filing of the Partnership’s financial statements by MVH or Motient with the SEC, in the event such filing is required pursuant to Regulation S-X. ”

4. Amendment of Section 10.1(b). Clause 10.1(b) of the Agreement is hereby amended to read in its entirety as follows:

“(b) The General Partner shall prepare and maintain, or cause to be prepared and maintained, the books of account of the Partnership. The following financial information, which shall be certified to by an independent certified public accountant, shall be transmitted by the General Partner to each Limited Partner no later than three (3) months after the close of each Fiscal Year of the Partnership:

(i) balance sheet of the Partnership as of the beginning and close of such Fiscal Year; and

(ii) statement of Partnership profits and losses for such Fiscal Year.

provided, that MVH shall waive any rights arising under this Section 10.1(b) so long as the Partnership and/or its auditors, as applicable, have provided reasonable cooperation with MVH in answering such questions from Sub as may be reasonably necessary to facilitate the filing of the Partnership’s financial statements by MVH or Motient with the SEC, in the event such filing is required pursuant to Regulation S-X.”

5. Amendment of Section 10.1(g). Clause 10.1(g) of the Agreement is hereby amended to read in its entirety as follows:

“(g) To the extent any Public Limited Partner is required to include audited financial statements of the Partnership in such Public Limited Partner’s filings with the SEC, the General Partner will cooperate with such Public Limited Partner and its accountants in resolving any questions regarding such financial statements. In this regard, the General Partner will afford such Public Limited Partner and its accountants reasonable access to the Partnership’s books and records, and will make the Partnership’s officers and employees available to such Public Limited Partner and its accountants during normal business hours. The General Partner will also use its reasonable best efforts to cause representatives of the Partnership’s auditors to make themselves available during normal business hours to address questions regarding the Partnership’s financial statements and/or the audit report thereon, by such Public Limited Partner and/or its accountants; provided, that MVH shall waive any rights arising under this Section 10.1(g) so long as the Partnership and/or its auditors, as applicable, have provided reasonable cooperation with MVH in answering such questions from Sub as may be reasonably necessary to facilitate the filing of the Partnership’s financial statements by MVH or Motient with the SEC, in the event such filing is required pursuant to Regulation S-X.”

6. Effect of Amendment. All the provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Agreement; and the Agreement, as supplemented and amended by this Amendment, shall be read, taken and construed as one and the same instrument, and except as expressly amended hereby, the terms and conditions of the Agreement shall continue in full force and effect. All references to “this Agreement” in the Agreement or to the words “hereof,” “hereunder” or “herein” or words of similar effect in the Agreement shall mean the Agreement as amended hereby.

7. Severability. Should one or more of the provisions of this Amendment be determined to be illegal or unenforceable, each other provision of this Amendment shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MOTIENT VENTURES HOLDING INC.

By:	/s/ Robert Macklin
Name:	Robert Macklin
Title:	Secretary

MSV INVESTORS, LLC

By:	MSV Investors Holdings, Inc.,
Its Managing Member

By:	/s/ Robert Lewis
Name:	Robert Lewis
Title:	Senior Vice President, General Counsel and Secretary

COLUMBIA SPACE (QP), INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

COLUMBIA SPACE (AI), INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

COLUMBIA SPACE PARTNERS, INC.

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Treasurer

SPECTRUM SPACE IV PARALLEL, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

SPECTRUM SPACE EQUITY INVESTORS IV, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

SPECTRUM SPACE IV MANAGERS, INC.

By:	/s/ Randy Henderson
Name:	Randy Henderson
Title:	General Partner

MOTIENT CORPORATION

By:	/s/ Robert Macklin
Name:	Robert Macklin
Title:	Vice President, General Counsel and Secretary

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Robert Lewis
Name:	Robert Lewis
Title:	Senior Vice President, General Counsel and Secretary

TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP

3924505 Canada Inc., its general partner

By:
Name:
Title: